UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 13, 2025
F5, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On March 13, 2025, at the annual meeting of shareholders for fiscal year 2024 (the “Annual Meeting”), the shareholders of F5, Inc. (the “Company”) voted on: (1) the election of twelve directors to hold office until the annual meeting of shareholders for fiscal year 2025 and until their successors are elected and qualified; (2) an advisory vote regarding approval of the compensation of the Company’s named executive officers; and (3) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
A total of 53,462,472 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy at the Annual Meeting. The voting results were as follows:

Item 1: Election of twelve directors to hold office until the annual meeting of shareholders for fiscal year 2025:
Name of Director	For	Against	Abstain	Broker Non-Votes
Marianne N. Budnik	49,598,771	156,423	29,958	3,677,320
Elizabeth L. Buse	48,088,999	1,666,274	29,879	3,677,320
Michel Combes	49,611,728	142,265	31,159	3,677,320
Michael L. Dreyer	47,013,987	2,740,203	30,962	3,677,320
Tami Erwin	49,614,066	139,832	31,254	3,677,320
Julie M. Gonzalez	49,617,275	137,677	30,200	3,677,320
Alan J. Higginson	46,848,498	2,905,856	30,798	3,677,320
Peter S. Klein	48,174,668	1,579,675	30,809	3,677,320
François Locoh-Donou	49,392,172	364,986	27,994	3,677,320
Maya McReynolds	49,616,610	138,608	29,934	3,677,320
Nikhil Mehta	49,590,667	163,968	30,517	3,677,320
Michael F. Montoya	49,595,107	159,071	30,974	3,677,320

Item 2: Advisory vote on the approval of the compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
45,131,291	4,549,896	103,965	3,677,320

Item 3: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025:
For	Against	Abstain
49,243,633	4,148,602	70,237

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5, INC.
Date: March 17, 2025	By:	/s/ Angelique M. Okeke
Angelique M. Okeke
Executive Vice President and General Counsel